UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 3, 2018
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on January 5, 2018, pursuant to the previously announced Agreement and Plan of Merger, dated as of September 17, 2017 (Merger Agreement), by and among Itron, Inc., a Washington corporation (Itron), Silver Spring Networks, Inc., a Delaware corporation (SSNI), and Ivory Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Itron (Acquisition Sub), Acquisition Sub was merged with and into Silver Spring, with Silver Spring continuing as the surviving corporation (Merger). At the effective time of the Merger (Effective Time), Silver Spring became a wholly-owned subsidiary of Itron. Effective as of the Effective Time, Silver Spring changed its name to “Itron Networked Solutions, Inc.”

Under the terms of the Merger Agreement, each share of common stock, par value $0.001 per share, of Silver Spring (each, a Silver Spring Share) that was outstanding as of immediately prior to the Effective Time, other than Silver Spring Shares held by stockholders who have validly exercised their appraisal rights under Delaware law, Silver Spring Shares held by Itron, Acquisition Sub and Silver Spring or their respective subsidiaries or Silver Spring Shares subject to outstanding restricted stock awards and performance stock units, was converted into the right to receive $16.25 in cash, without interest thereon.

This report is being amended to add the required historical and pro forma financial statements as exhibits within the time period permitted by the instructions to Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Silver Spring for the year ended December 31, 2016 and 2015, including the notes to the financial statements and Independent Auditors' Report, issued by Ernst & Young LLP dated March 10, 2017 and relating to the Silver Spring financial statements and notes thereto are filed as Exhibits 99. The unaudited financial statements of Silver Spring, for the nine months ended September 30, 2017 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Silver Spring for the year ended December 31, 2016 and as of the nine months ended September 30, 2017 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (filed with this report)
99.1
Silver Spring Networks, Inc. audited financial statements for the fiscal years ended December 31, 2016 and 2015 (Filed as Item 8 of Silver Spring Networks, Inc. Annual Report on Form 10-K, filed March 10, 2017)

99.2
Silver Spring Networks, Inc. unaudited financial statements as of September 30, 2017 and December 31, 2016, and for the nine months ended September 30, 2017 and 2016 (Filed as Item 1 of Silver Spring Networks, Inc. Quarterly Report on Form 10-Q, filed November 9, 2017)

99.3
Unaudited pro forma condensed combined balance sheet and statement of operations as of the nine months ended September 30, 2017, as well as unaudited pro forma combined statement of operations for the year ended December 31, 2016, and the notes thereto (filed with this report)

The information presented in this Current Report on Form 8-K may contain forward-looking statements within in the meaning of the Private Securities Litigation Reform Act of 1995.  These statements relate to our expectations about revenues, operations, financial performance, earnings, earnings per share, cash flows and other financial results. Although we believe the estimates and assumptions upon which these forward-looking statements are based are reasonable, any of these estimates or assumptions could prove to be inaccurate and the forward-looking statements based on these estimates and assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors. Some of the factors that we believe could affect our results include our ability to execute on our restructuring plan, our ability to achieve estimated cost savings, the rate and timing of customer demand for our products, rescheduling of current customer orders, changes in estimated liabilities for product warranties, adverse impacts of litigation, changes in laws and regulations, our dependence on new product development and intellectual property, future acquisitions, changes in estimates for stock-based and bonus compensation, increasing volatility in foreign exchange rates, international business risks and other factors that are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2017 and other reports on file with the Securities and Exchange Commission. The Company undertakes no obligation to update this information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     ITRON, INC.

Dated: March 21, 2018	By:	/S/ Joan S. Hooper
Joan S. Hooper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (filed with this report)
99.1
Silver Spring Networks, Inc. audited financial statements for the fiscal years ended December 31, 2016 and 2015 (Filed as Item 8 of Silver Spring Networks, Inc. Annual Report on Form 10-K, filed March 10, 2017)

99.2
Silver Spring Networks, Inc. unaudited financial statements as of September 30, 2017 and December 31, 2016, and for the nine months ended September 30, 2017 and 2016 (Filed as Item 1 of Silver Spring Networks, Inc. Quarterly Report on Form 10-Q, filed November 9, 2017)

99.3
Unaudited pro forma condensed combined balance sheet and statement of operations as of the nine months ended September 30, 2017, as well as unaudited pro forma combined statement of operations for the year ended December 31, 2016, and the notes thereto (filed with this report)